EXHIBIT 99.14

                            SECTION 906 CERTIFICATION


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                                  Exhibit 99.14

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the periodic report on Form 10-QSB for the period ended March 31, 2003 (the "Report") of Larchdale Ownership Company, Ltd. (the "Company") I, L. Mark Hammerschmitt, President, LMH Realty, Inc., Managing General Partner of the Company, certify, pursuant to 18USC ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  April 25, 2003

                                        By:/s/L. Mark Hammerschmitt
                                        -----------------------------
                                        L. Mark Hammerschmitt, President
                                        LMH REALTY, INC.
                                        GENERAL PARTNER


         This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.